UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2016

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36663 (Commission File Number)	47-1881359 (IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in Item 5.07 below, on June 15, 2016, NexPoint Residential Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment (the “Advisory Agreement Amendment”) to the Advisory Agreement, dated March 16, 2015, by and among the Company, NexPoint Residential Trust Operating Partnership, L.P. and NexPoint Real Estate Advisors, L.P. (the “Adviser”). The Advisory Agreement Amendment makes the following changes to the Advisory Agreement:

•	amends the definition of “Independent Director” to conform the definition of “Independent Director” under the Advisory Agreement to that of the NYSE rules rather than that of the Investment Company Act of 1940 (the “1940 Act”);

•	amends the definition of “Operating Expenses” to include “compensation expenses under the NexPoint Residential Trust 2016 Long Term Incentive Plan”, which will clarify that such compensation expenses will be subject to the 1.5% cap for operating expenses, administrative fees and management fees;

•	amends Section 8 of the Advisory Agreement to delete a reference to the 1940 Act requirements in the Company’s Articles of Amendment and Restatement (the “Charter”) which have been removed, as further described in Item 5.03 below; and

•	amends Section 13 of the Advisory Agreement to provide that renewal, amendment and termination of the Advisory Agreement will no longer be required to be approved by directors satisfying the independence standards of the 1940 Act and by a “majority of the outstanding voting securities” as defined in the 1940 Act.

The foregoing description of the Advisory Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Annual Meeting the Company’s stockholders approved the 2016 LTIP. The 2016 LTIP authorizes the compensation committee of the Company’s board of directors to provide equity-based compensation in the form of stock options, appreciation rights, restricted shares, restricted stock units, performance shares, performance units and certain other awards denominated or payable in, or otherwise based on, the Company’s common stock or factors that may influence the value of the Company’s common stock, plus cash incentive awards, for the purpose of providing the Company’s officers and other key employees (and those of the Adviser and the Company’s subsidiaries), the Company’s non-employee directors, and potentially certain non-employees who perform employee-type functions, incentives and rewards for performance.

The foregoing description of the 2016 LTIP does not purport to be complete and is qualified in its entirety by reference to the 2016 LTIP, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Annual Meeting the Company’s stockholders approved amendments to the Charter to (a) remove a provision requiring the Company to comply with certain director independence requirements of the 1940 Act (“Charter Amendment 1”); (b) remove a provision requiring that any advisory agreement the Company enters into comply with certain requirements of the 1940 Act (“Charter Amendment 2”); and (c) remove a provision requiring that certain future amendments to the Charter be approved in accordance with the 1940 Act (“Charter Amendment 3” and, together with Charter Amendment 1 and Charter Amendment 2, the “Charter Amendments”). On June 15, 2016, the Company filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to effect the Charter Amendments. The Articles of Amendment and Restatement became effective upon filing. The foregoing summary of the Articles of Amendment and Restatement is qualified in its entirety by the full text of the Articles of Amendment and Restatement, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2016, the Company held the Annual Meeting. All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016, were approved. The number of shares of common stock entitled to vote at the Company’s 2016 Annual Meeting of Stockholders was 21,293,824, representing the number of shares outstanding as of April 22, 2016, the record date for the annual meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2017 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non- Votes
James Dondero	14,989,752	1,262,599	3,490,530
Brian Mitts	14,876,286	1,367,067	3,490,530
Edward Constantino	16,046,436	205,915	3,490,530
Scott Kavanaugh	15,730,709	521,642	3,490,530
Arthur Laffer	16,023,043	229,308	3,490,530

2.	Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016. The appointment was ratified.

Votes For	Votes Against	Abstentions
16,132,407	72,872	47,069

3.	Approval of an amendment to the Charter to remove a provision requiring the Company to comply with certain director independence requirements of the 1940 Act. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,910,545	770,993	80,283	3,490,530

4.	Approval of an amendment to the Charter to remove a provision requiring that any advisory agreement the Company enters into comply with certain requirements of the 1940 Act. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,896,019	767,797	98,007	3,490,530

5.	Approval of an amendment to the Charter to remove a provision requiring that certain future amendments to the Charter be approved in accordance with the 1940 Act. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,933,221	736,603	92,000	3,490,530

6.	Approval of the NexPoint Residential Trust, Inc. 2016 Long Term Incentive Plan. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,711,564	949,691	100,568	3,490,530

7.	Approval of an amendment to the Company’s advisory agreement which, among other things, removes provisions requiring compliance with certain provisions of the 1940 Act. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,827,468	814,167	120,185	3,490,530

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Articles of Amendment and Restatement of NexPoint Residential Trust, Inc.

10.1	Amendment to Advisory Agreement, dated June 15, 2016, by and among the Company, NexPoint Residential Trust Operating Partnership, L.P. and NexPoint Real Estate Advisors, L.P.

10.2	NexPoint Residential Trust, Inc. 2016 Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive VP-Finance and Treasurer

Date: June 15, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Articles of Amendment and Restatement of NexPoint Residential Trust, Inc.

10.1	Amendment to Advisory Agreement, dated June 15, 2016, by and among the Company, NexPoint Residential Trust Operating Partnership, L.P. and NexPoint Real Estate Advisors, L.P.

10.2	NexPoint Residential Trust, Inc. 2016 Long Term Incentive Plan